Directors
Eugene C. Dorsey
Robert E. La Blanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent                             The
Equiserve Trust Company, N.A.
P.O. Box 43011                             High Yield
Providence, RI 02940-3011
                                           Plus Fund,
Independent Accountants
PricewaterhouseCoopers LLP                 Inc.
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
                                                             ANNUAL
For information call toll-free (800) 451-6788
                                                             REPORT

CUSIP 429906100                                              March 31, 2003

Letter To Shareholders                                  May 2, 2003

Dear Shareholder:

The US high yield market experienced a strong quarter, returning 7.6% (as measured by the Lehman
High Yield Index). High yield strongly outperformed investment grade bonds, which returned 1.4%, as measured by the Lehman Brothers Aggregate Index.
During the quarter, the yield on the 10-year US
Treasury fell 2 basis points, and the spread of the Lehman High Yield Index narrowed by 142 basis points to 685 basis points above the 10-year US Treasury.
This spread is 16 basis points above the 5-year historical average of 669 basis points, illustrating the extent of the recent rally in the high yield market. High yield valuations remain attractive when compared to longer time periods, however, as the current spread continues to be well above the 10-year historical average of 498 basis points.

Although high yield default rates have stubbornly hovered around 7% and uncertainty has weighed on the economy, investors have nevertheless continued to pour money into the high yield market. In the first quarter of 2003, over $10 billion flowed into the high yield market. New issuance in the high yield market has been stronger this quarter than in the recent past, but it has surprisingly not been active enough to match the consistently large investor inflows. As a result, the secondary market has enjoyed a boost in principal returns.

Within high yield, lower quality bonds outperformed for the quarter ending March 31, 2003. Double "BB" rated bonds returned 4.9%, while Single "B" rated bonds returned 7.3%. Triple "CCC" rated issuers returned an impressive 19% for the period.

Fund Performance
The Fund's total returns for periods ended March 31, 2003 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High Yield category, an average of 27 closed-end high yield leveraged funds;
we would note that the degree of leverage varies substantially amongst the funds in the group.


                       TOTAL RETURNS
                For Periods Ended March 31, 2003

                                    6 Months     1 Year     2 Years*

     High Yield Plus Fund (NAV)1.     21.4%       0.3%       -4.0%
     Lipper CEHY -- Leveraged         19.3        1.3        -2.0

1. Represents NAV-based performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results.
   Returns based on market performance of the Fund's shares would be different.

* Annualized

The Fund is leveraged and has a $35 million credit line provided by Fleet National Bank. The Fund had drawn $21 million on the line at the fiscal year end;
this reflects a reduction of $1 million since the Fund's prior fiscal year end. Borrowings fluctuate depending on investment outlook and opportunities.
As of March 31, 2003, the Fund's shares were priced at $3.63. This price reflected a premium of 4.3% to the Fund's net asset value of $3.48 per share. (The average premium of the funds in the Lipper Leveraged
Closed-End
universe was 15.4% as of March 31, 2003.)
The Fund's current monthly dividend rate of $0.0325
per share equates to an annualized yield of 11.3% relative to the stock price. This yield was significantly in excess of the US 10-Year Treasury rate of 3.8% on March 31, 2003.

The high yield market behaved very differently in the first half of the fiscal year ended March 31, 2003 than it did in the second half of the year. During the first half of the year the market rewarded investments in more stable, lower risk industries such as Home Building, Healthcare, Consumer
Products and Gaming and punished investments in the more volatile sectors such as Technology, Telecommunications and Cable. However, beginning in mid-October of 2002, the market made a rapid about-face and the sectors that had previously been under pressure rallied dramatically while the more stable names lagged. This trend continued through March of 2003. On an absolute return basis, the High Yield
Plus Fund followed a very similar pattern to that of the market.

Within this broad ebb and flow of the market, there were several important drivers that had an impact on the Fund's returns for the fiscal year relative to a broad market index such as the Lehman Brothers High
Yield Index. Our relative underweight to the Utility sector increased over the year as a number of companies were downgraded from the investment grade market to the high yield market. We have been cautious on this sector despite the recent rebound in bond prices, as we believe the macro outlook for many of these companies continues to be very poor, while their balance sheets are excessively levereged.
Nevertheless, our underweight pressured the relative results in the later half of the year. Our underweight to the Telecommunications sector had a large positive impact on results in the first part of the year. We added to the Wireless sub-sector later in the year and reduced our negative relative bet before that sector rallied. While the Technology overweight was quite painful in the first half of the year, this sector made up for those declines in the second half of the year, finishing as one of our key gainers. Despite our positive security selection within Energy, Cable, Retail and Grocery Stores over the year, our exposure to certain Airline companies within Transportation detracted from results.

As we look forward we would expect corporate balance sheet repair to continue and the market default rate to decline. While we have seen a large rebound in the market over the last several months, these fundamental drivers, along with the technical supply and demand based drivers mentioned above, should keep the market moving in a positive direction.

Our focus continues to be on seeking out attractive
yields in the high yield market while minimizing
credit losses.   The Fund continues to be positioned
to capture the beneficial effects of an improving economy.

As always, we appreciate your interest in the Fund.

Sincerely yours,



Earl McEvoy
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                            Moody's                                 Principal
                                                            Rating         Interest     Maturity      Amount            Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--134.3%
CORPORATE BONDS--134.3%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.4%
Argo-Technology Corp., Gtd. Notes                           B3               8.625%       10/1/07   $     355        $    292,875
Sequa Corp., Sr. Notes                                      Ba3              9.00          8/1/09         500             493,750
                                                                                                                     ------------
                                                                                                                          786,625
------------------------------------------------------------------------------------------------------------------------------
Automotive--5.0%
Accuride Corp., Sr. Sub. Notes, Ser. B                      Caa1             9.25          2/1/08       1,150             859,625
Cummins, Inc., Sr. Notes                                    Ba2              9.50         12/1/10          50              51,500
Dana Corp.,
   Notes                                                    Ba3             10.125        3/15/10          75              76,688
   Notes                                                    Ba3              9.00         8/15/11         475             467,875
Dura Operating Corp.,
   Sr. Sub. Notes, Ser. B                                   B1               8.625        4/15/12         155             147,250
   Sr. Sub. Notes, Ser. D                                   B2               9.00          5/1/09         500             407,500
Ford Motor Credit Co., Notes                                A3               7.25        10/25/11         380             348,743
TRW Automotive, Inc., Sr. Notes                             B2              11.00         2/15/13         365             364,087
                                                                                                                     ------------
                                                                                                                        2,723,268
------------------------------------------------------------------------------------------------------------------------------
Cable--5.8%
Charter Communications Holdings LLC,
   Sr. Notes                                                Ca                9.625      11/15/09         450             195,750
   Sr. Notes                                                Ca               11.125       1/15/11         285             126,825
CSC Holdings Corp., Sr. Notes, Ser. B                       B1                8.125       7/15/09         870             889,575
Insight Midwest L.P., Sr. Notes                             B2               10.50        11/1/10       1,100           1,171,500
Mediacom Broadband LLC, Sr. Notes                           B2               11.00        7/15/13         725             810,188
                                                                                                                     ------------
                                                                                                                        3,193,838
------------------------------------------------------------------------------------------------------------------------------
Chemicals--7.3%
ARCO Chemical Co., Debs.                                    Ba3               9.375      12/15/05         700             686,875
Goodyear Tire & Rubber Co.,
   Notes                                                    B1                8.50        3/15/07         400             310,000
   Notes                                                    B1                7.857       8/15/11         510             374,850
IMC Global, Inc., Sr. Sub. Notes, Ser, B                    Ba1              11.25         6/1/11         835             905,975
Lyondell Chemical Co., Sr. Sub. Notes                       B2               10.875        5/1/09         655             609,150
Methanex Corp., Sr. Notes (Canada)                          Ba1               8.75        8/15/12          95 (c)         102,837
Resolution Performance Products, Inc., Sr. Sub. Notes       Caa1             13.50       11/15/10         665             701,575

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Chemicals (cont'd.)
UCAR Finance, Inc., Gtd. Notes                              B3              10.25%        2/15/12   $     125        $    111,250
United Industries Corp., Sr. Sub. Notes                     B3               9.875         4/1/09         185             192,862
                                                                                                                     ------------
                                                                                                                        3,995,374
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--3.6%
Corning Consumer Products Co., Sr. Sub. Notes, Ser. B       Ca               9.625         5/1/08       1,500 (b)          75,000
Hasbro, Inc., Notes                                         Ba3              6.15         7/15/08         235             235,000
Icon Health & Fitness, Inc., Sr. Sub. Notes                 B3              11.25          4/1/12         500             515,000
Iron Mountain, Inc., Sr. Sub. Notes                         B2               8.25          7/1/11         575             609,500
Playtex Products, Inc., Sr. Sub. Notes                      B2               9.375         6/1/11         300             325,500
Sealy Mattress Co.,
   Sr. Notes, Ser. B                                        B3               9.875       12/15/07          50              51,500
   Sr. Sub. Notes, Ser. B                                   B3              10.875       12/15/07         175             183,094
                                                                                                                     ------------
                                                                                                                        1,994,594
------------------------------------------------------------------------------------------------------------------------------
Containers--3.8%
Anchor Glass Container, Inc., Sr. Sec'd. Notes              B2              11.00         2/15/13         365             377,775
B-Way Finance Corp., Sr. Sub. Notes                         B3              10.00        10/15/10         175             183,750
Owens-Brockway Glass Container, Inc., Sr. Sec'd. Notes      B2               8.875        2/15/09         500             516,250
Owens-Illinois, Inc., Sr. Notes                             B3               8.10         5/15/07         300             292,500
Silgan Holdings, Inc., Sr. Sub. Debs.                       B1               9.00          6/1/09         700             724,500
                                                                                                                     ------------
                                                                                                                        2,094,775
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--7.6%
Clark R&M, Inc., Sr. Notes                                  Ba3              8.625        8/15/08         750             757,500
Forest Oil Corp., Sr. Notes                                 Ba3              8.00         6/15/08         627             652,080
Frontier Oil Corp., Sr. Notes, Ser. A                       B2               9.125        2/15/06         375             378,750
Peabody Energy Corp., Sr. Notes                             Ba3              6.875        3/15/13         100             101,250
Giant Industries, Inc., Sr. Sub. Notes                      B3              11.00         5/15/12         430             380,550
Pioneer Natural Resources Co., Sr. Notes                    Ba1              9.625         4/1/10         500             596,221
Plains Exploration & Production Co., Sr. Sub. Notes, Ser.
   B                                                        B2               8.75          7/1/12         370             384,800
Tesoro Petroleum Corp.,
   Sr. Sub. Notes                                           B3               9.625        11/1/08         275             237,875
   Sr. Sub. Notes                                           B3               9.625         4/1/12         690             589,950
Westport Resources Corp., Sr. Sub. Notes                    Ba3              8.25         11/1/11          60              64,050
                                                                                                                     ------------
                                                                                                                        4,143,026
------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.1%
Fairfax Financial Holdings Ltd., Notes (Canada)             Ba3              7.375        3/15/06         485 (c)         358,900
Ocwen Federal Savings Bank, Sub. Debs.                      B1              12.00         6/15/05         250             252,500
                                                                                                                     ------------
                                                                                                                          611,400

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--1.6%
Dole Foods Co., Sr. Notes                                   B2               8.875%       3/15/11   $     150        $    156,000
Host Marriott L.P.,
   Sr. Sub. Notes, Ser. I                                   Ba3              9.50         1/15/07         640             637,600
   Sr. Sub. Notes, Ser. G                                   Ba3              9.25         10/1/07          60              59,700
                                                                                                                     ------------
                                                                                                                          853,300
------------------------------------------------------------------------------------------------------------------------------
Gaming--6.2%
Harrahs Operating Co., Inc., Sr. Sub. Notes                 Ba1              7.875       12/15/05         775             829,250
MGM Mirage, Inc., Sr. Notes                                 Ba1              8.50         9/15/10         700             773,500
Park Place Entertainment, Inc., Sr. Sub. Notes              Ba2              8.125        5/15/11         355             366,537
Riviera Holdings Corp., Sr. Sec'd. Notes                    B2              11.00         6/15/10         625             539,063
Station Casinos, Inc., Sr. Sub. Notes                       B2               8.875        12/1/08         850             890,375
                                                                                                                     ------------
                                                                                                                        3,398,725
------------------------------------------------------------------------------------------------------------------------------
General Industrial--9.8%
Allied Waste North America, Inc.,
   Sr. Notes                                                Ba3              7.625         1/1/06         600             608,250
   Sr. Notes, Ser. B                                        Ba3              8.50         12/1/08         450             473,063
Case Corp., Notes                                           Ba2              7.25          8/1/05         400             378,000
International Wire Group, Inc., Sr. Sub. Notes, Ser. B      Caa1            11.75          6/1/05         250             162,500
Lucent Technologies, Inc.,
   Notes                                                    Caa1             7.25         7/15/06         240             211,200
   Notes                                                    Caa1             5.50        11/15/08         425             320,875
Nortel Networks Ltd., Notes (Canada)                        Ba3              6.125        2/15/06         645 (c)         588,563
Numatics, Inc., Sr. Sub. Notes, Ser. B                      Caa2             9.625         4/1/08         160              91,200
Remington Arms Co., Gtd. Notes                              B2              10.50          2/1/11          90              96,300
Tyco International Group S.A., (Luxembourg)
   Gtd. Notes                                               Ba2              6.375        2/15/06         105 (c)         102,375
   Gtd. Notes                                               Ba2              5.80          8/1/06          60 (c)          57,300
   Gtd. Notes                                               Ba2              6.125        1/15/09         215 (c)         202,100
   Gtd. Notes                                               Ba2              6.75         2/15/11         110 (c)         105,050
   Gtd. Notes                                               Ba2              6.375       10/15/11         860 (c)         804,100
United Rentals, Inc., Sr. Sub. Notes                        B2               9.00          4/1/09         400             344,000
Waste Management, Inc., Sr. Notes                           Baa3             7.375         8/1/10         300             338,751
WESCO Distribution, Inc., Sr. Sub. Notes, Ser. B            B3               9.125         6/1/08         650             487,500
                                                                                                                     ------------
                                                                                                                        5,371,127
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--2.3%
Delhaize America, Inc., Gtd. Notes                          Ba1              8.125        4/15/11         525             532,875
Pathmark Stores, Inc., Sr. Sub. Notes                       B2               8.75          2/1/12         300             288,000
Winn-Dixxie Stores, Inc., Sr. Notes                         Ba2              8.875         4/1/08         415             435,750
                                                                                                                     ------------
                                                                                                                        1,256,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Health Care--9.6%
Alaris Medical Systems, Inc.,
   Sr. Sub. Notes                                           Caa1             9.75%        12/1/06   $     300        $    309,000
   Sr. Sec'd. Notes, Ser. B                                 B2              11.625        12/1/06         145             166,388
Athena Neurosciences Finance LLC, Gtd. Notes                Caa2             7.25         2/21/08         835             515,612
Beverly Enterprises, Inc.,
   Sr. Notes                                                B1               9.00         2/15/06         500             430,000
   Sr. Notes                                                B1               9.625        4/15/09         400             336,000
Conmed Corp., Sr. Sub. Notes                                B2               9.00         3/15/08         600             621,000
HCA, Inc., Notes                                            Ba1              6.30         10/1/12         700             719,106
NDCHealth Corp., Sr. Notes                                  B(e)            10.50         12/1/12         425             445,188
Radiologix, Inc., Sr. Notes, Ser. B                         B2              10.50        12/15/08         770             693,000
Sybron Dental Specialties, Inc., Sr. Sub. Notes             B2               8.125        6/15/12         100             102,000
Tenet Healthcare Corp.,
   Sr. Notes                                                Baa3             6.375        12/1/11         150             143,625
   Sr. Notes                                                Baa3             6.50          6/1/12          50              48,000
Triad Hospitals Holdings, Inc., Sr. Sub. Notes, Ser. B      B2              11.00         5/15/09         360             397,800
Universal Hospital Services, Inc., Sr. Notes                B3              10.25          3/1/08         350             341,250
                                                                                                                     ------------
                                                                                                                        5,267,969
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--5.5%
Beazer Homes USA, Inc.,
   Sr. Notes                                                Ba2              8.875         4/1/08         750             783,285
   Sr. Notes                                                Ba2              8.625        5/15/11         100             104,500
D.R. Horton, Inc., Sr. Sub. Notes                           Ba2              9.375        3/15/11         500             525,000
Ryland Group, Inc., Sr. Sub. Notes                          Ba2              8.25          4/1/08         750             767,812
Standard Pacific Corp.,
   Sr. Notes                                                Ba2              8.50         6/15/07         250             256,562
   Sr. Notes, Ser. A                                        Ba2              8.00         2/15/08         575             580,750
                                                                                                                     ------------
                                                                                                                        3,017,909
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment--12.9%
Canwest Media, Inc., Sr. Sub. Notes (Canada)                B2              10.625        5/15/11         350 (c)         385,437
Corus Entertainment, Inc., Sr. Sub. Notes (Canada)          B1               8.75          3/1/12         205 (c)         213,456
EchoStar DBS Corp., Sr. Notes                               B1               9.125        1/15/09         885             966,862
Entravison Communications Corp., Sr. Sub. Notes             B3               8.125        3/15/09         110             113,025
Houghton Mufflin Co., Sr. Notes                             B3               9.875         2/1/13         185             199,800
Lamar Media Corp., Sr. Sub. Notes                           Ba3              7.25          1/1/13          55              57,131
Moore North America Finance, Inc., Sr. Notes                B1               7.875        1/15/11         155             160,425
PRIMEDIA, Inc., Sr. Notes                                   B3               8.875        5/15/11         410             413,075
Quebecor Media, Inc., Sr. Notes (Canada)                    B2              11.125        7/15/11       1,050 (c)       1,139,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment (cont'd.)
RH Donnelly Finance Corp. I, Sr. Sub. Notes                 B2              10.875%      12/15/12   $     455        $    519,838
Rogers Communications, Inc., Sr. Notes (Canada)             B2               8.875        7/15/07         600 (c)         612,000
Sinclair Broadcast Group, Inc., Sr. Sub. Notes              B2               8.00         3/15/12         190             196,175
Time Warner, Inc., Debs.                                    Baa1             9.125        1/15/13         425             501,275
Von Hoffman Press, Inc.,
   Sr. Notes                                                B3              10.375        5/15/07         550             484,000
   Sr. Notes                                                B2              10.25         3/15/09         345             343,275
World Color Press, Inc., Sr. Sub. Notes                     Baa2             8.375       11/15/08         750             780,095
                                                                                                                     ------------
                                                                                                                        7,085,119
------------------------------------------------------------------------------------------------------------------------------
Metals--3.7%
AK Steel Corp., Sr. Sub. Notes                              B1               7.875        2/15/09         600             552,000
Century Aluminum Co., Sr. Sec'd. First Mtge. Notes          B1              11.75         4/15/08         670             670,000
Steel Dynamics, Inc., Sr. Notes                             B2               9.50         3/15/09          65              66,300
United States Steel LLC, Sr. Notes                          Ba3             10.75          8/1/08         715             697,125
Weirtron Steel Corp., Sr. Sec'd. Notes                      Caa3            10.00          4/1/08         413 (b)          41,250
                                                                                                                     ------------
                                                                                                                        2,026,675
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--8.1%
Abiti-Consolidated, Inc., Debs. (Canada)                    Ba1              8.55          8/1/10         525 (c)         576,525
Bowater Canada Finance, Sr. Notes (Canada)                  Ba1              7.95        11/15/11         175 (c)         180,211
Caraustar Industries, Inc., Sr. Sub. Notes                  Ba2              9.875         4/1/11         675             678,375
Georgia-Pacific Corp.,
   Debs.                                                    Ba3              9.50         12/1/11         895             886,050
   Sr. Notes                                                Ba2              9.375         2/1/13         225             237,375
Graphic Packaging Corp., Sr. Notes                          B2               8.625        2/15/12         105             107,100
Stone Container Corp.,
   Sr. Notes                                                B2               9.25          2/1/08         450             492,750
   Sr. Notes                                                B2               8.375         7/1/12         325             347,750
MDP Acquisitions PLC, Sr. Notes (Ireland)                   B2               9.625        10/1/12         135 (c)         142,256
Pacifica Papers, Inc., Sr. Notes (Canada)                   Ba2             10.00         3/15/09         750 (c)         778,125
                                                                                                                     ------------
                                                                                                                        4,426,517
------------------------------------------------------------------------------------------------------------------------------
Retail--6.7%
CSK Auto, Inc.,
   Sr. Notes                                                B2              12.00         6/15/06         390             423,150
   Sr. Notes                                                B3              11.00         11/1/06          88              88,990
GAP, Inc., Notes                                            Ba3              8.125       12/15/08         370             425,500
Great Atlantic & Pacific Tea, Inc., Sr. Notes               B3               9.125       12/15/11         455             367,412

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Retail (cont'd.)
J.C. Penney, Inc.,
   Notes                                                    Ba3              7.60%         4/1/07   $     350        $    358,750
   Notes                                                    Ba3              7.375        8/15/08         100             101,000
Levi Strauss & Co., Sr. Notes                               B3              11.625        1/15/08         850             803,250
Rite Aid Corp.,
   Notes                                                    Caa3             7.125        1/15/07       1,125             991,406
   Sr. Notes                                                Caa3            11.25          7/1/08         100              99,000
                                                                                                                     ------------
                                                                                                                        3,658,458
------------------------------------------------------------------------------------------------------------------------------
Technology--6.6%
Amkor Technologies, Inc.,
   Sr. Notes                                                B3               9.25          5/1/06         450             441,000
   Sr. Sub. Notes                                           B3              10.50          5/1/09         750             712,500
Avaya, Inc., Sr. Sec'd. Notes                               Ba2             11.125         4/1/09         520             530,400
ChipPac International Co., Ltd., Sr. Sub. Notes, Ser. B     B3              12.75          8/1/09         200             222,000
Sanmina-SCI Corp., Sr. Sec'd. Notes                         Ba2             10.375        1/15/10         270             291,600
SCG Holdings Corp., Sr. Sub. Notes                          Caa2            12.00          8/1/09       1,180             837,800
Selectron Corp., Sr. Notes                                  Ba3              9.625        2/15/09         255             266,475
Xerox Corp., Sr. Notes                                      B1               9.75         1/15/09         305             325,969
                                                                                                                     ------------
                                                                                                                        3,627,744
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--11.2%
American Tower Corp., Sr. Notes                             Caa1             9.375         2/1/09         285             256,500
Crown Castle International Corp.,
   Sr. Notes                                                B3               9.375         8/1/11         245             224,175
   Sr. Notes                                                B3              10.75          8/1/11         345             336,375
Fairpoint Communications, Inc., Sr. Notes                   B3              11.875         3/1/10          45              47,250
GCI, Inc., Sr. Notes                                        B2               9.75          8/1/07       1,000             960,000
Nextel Communications, Inc.,
   Sr. Notes                                                B3               9.375       11/15/09          50              52,500
   Sr. Notes                                                B3               9.50          2/1/11       1,475           1,559,813
Nextel Partners, Inc., Sr. Notes                            Caa1            12.50        11/15/09         425             435,625
Qwest Capital Funding, Inc.,
   Sr. Notes                                                Caa2             7.90         8/15/10         250             192,500
   Sr. Notes                                                Caa2             7.25         2/15/11         700             532,000
   Sr. Notes                                                Caa2            14.00        12/15/14         550             592,625
Rogers Wireless, Inc., Sr. Sec'd. Notes (Canada)            Baa3             9.625         5/1/11         450 (c)         479,250
Triton PCS, Inc.,
   Sr. Sub. Notes                                           B3               9.375         2/1/11         280             243,600
   Sr. Sub. Notes                                           B3               8.75        11/15/11         150             126,750
U.S. West Capital Funding, Inc., Sr. Notes                  Ca1              6.375        7/15/08         100              75,000
                                                                                                                     ------------
                                                                                                                        6,113,963

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                             Moody's                                 Principal
                                                             Rating         Interest     Maturity      Amount           Value
Description                                                  (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Transportation--4.6%
Air Canada, Inc., Sr. Notes (Canada)                         B3              10.25%        3/15/11   $     935 (a)(c) $    224,400
Atlas Air, Inc., Sr. Notes                                   B2              10.75          8/1/05         560 (b)        106,400
Delta Air Lines, Inc.,
   Notes                                                     B3               7.90        12/15/09         880            457,600
   Debs.                                                     B3              10.375         2/1/11          45             22,950
Kansas City Southern Railway Co., Sr. Sub. Notes             Ba2              9.50         10/1/08         750            836,250
Navistar International Corp., Sr. Notes, Ser. B              Ba3              9.375         6/1/06         620            626,200
Northwest Air Lines, Inc.,
   Sr. Sub. Notes                                            Caa1             8.875         6/1/06         330            168,300
   Sr. Sub. Notes                                            Caa1             9.875        3/15/07         165             84,975
                                                                                                                     ------------
                                                                                                                        2,527,075
------------------------------------------------------------------------------------------------------------------------------
Utilities--9.9%
AES Corp. Sr. Sub. Notes                                     B3               8.875        2/15/11         825            676,500
Avista Corp., Sr. Notes                                      Ba1              9.75          6/1/08         380            410,400
Calpine Canada Energy Finance LLC, Gtd. Notes (Canada)       B1               8.50          5/1/08          45 (c)         25,875
Calpine Corp., Sr. Notes                                     B1               8.50         2/15/11         400            224,000
CMS Energy Corp.,
   Sr. Notes                                                 B3               9.875       10/15/07         700            647,500
   Sr. Notes                                                 B3               8.90         7/15/08         160            140,800
El Paso Energy Corp.,
   Sr. Notes                                                 Caa1             6.75         5/15/09         870            700,350
   Sr. Notes                                                 Caa1             7.00         5/15/11         605            477,950
Energy Corporation of America, Sr. Sub. Notes, Ser. A        Caa3             9.50         5/15/07         465            290,625
Illinois Power Corp., Sr. Notes                              B3              11.50        12/15/10         155            163,525
Mirant Americas Generation LLC, Sr. Notes                    B3               7.20         10/1/08         550            280,500
TNP Enterprises, Inc., Sr. Sub. Notes                        Ba3             10.25          4/1/10         500            512,500
Western Resources, Inc.,
   Sr. Notes                                                 Ba2              9.75          5/1/07         200            213,500
   Sr. Notes                                                 Ba2              7.125         8/1/09         705            664,463
                                                                                                                     ------------
                                                                                                                        5,428,488
                                                                                                                     ------------
Total long-term corporate bonds                                                                                        73,602,594
 ------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                                                                          Shares
                                                                                                     ----------
Mediq, Inc.(a)                                                                                           3,205 (d)              0
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK
Weirtron Steel Corp., Ser. C, PIK                                            12.50                       6,750             10,125
                                                                                                                     ------------
Total long-term investments (cost $78,053,250)                                                                         73,612,719

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of March 31, 2003     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                     Principal
                                                                             Interest    Maturity     Amount            Value
Description                                                                    Rate        Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.4%
REPURCHASE AGREEMENT
UBS Warburg, dated 3/31/03, due 4/1/03 in the amount of
   $789,029 (cost $789,000; collateralized by $485,000
   U.S. Treasury Bonds, 11.25%, due 2/15/15, value of
   collateral including accrued interest is $802,701)                         1.31%        4/1/03   $     789        $    789,000
------------------------------------------------------------------------------------------------------------------------------
Total Investments--135.7%
(cost $78,842,250; Note 4)                                                                                             74,401,719
Liabilities in excess of other assets--(35.7%)                                                                        (19,592,090)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 54,809,629
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a)--Non-income producing securities.
(b)--Represents issuer in default on interest payments; non-income producing security.
(c)--US$ denominated foreign bonds.
(d)--Fair-valued security--value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.
(e)--Standard & Poor's Rating.
PIK--Payment-in-Kind.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities               THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets
                                                                                                                 March 31, 2003
-------------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $78,842,250)......................................................................   $  74,401,719
Cash..........................................................................................................             799
Interest receivable...........................................................................................       1,989,129
Receivable for investments sold...............................................................................         180,375
Other assets..................................................................................................          53,636
                                                                                                                 --------------
   Total assets...............................................................................................      76,625,658
                                                                                                                 --------------
Liabilities
Loan payable (Note 5).........................................................................................      21,000,000
Dividends payable.............................................................................................         511,918
Accrued expenses..............................................................................................         174,661
Loan interest payable (Note 5)................................................................................          65,523
Deferred directors' fees payable..............................................................................          31,705
Advisory fee payable..........................................................................................          23,016
Administration fee payable....................................................................................           9,206
                                                                                                                 --------------
   Total liabilities..........................................................................................      21,816,029
                                                                                                                 --------------
Net Assets....................................................................................................   $  54,809,629
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par.......................................................................................   $     157,513
   Paid-in capital in excess of par...........................................................................     130,618,900
                                                                                                                 --------------
                                                                                                                   130,776,413
   Overdistribution of net investment income..................................................................        (511,918 )
   Accumulated net realized loss on investment and foreign currency transactions..............................     (71,014,335 )
   Net unrealized depreciation on investments and foreign currencies..........................................      (4,440,531 )
                                                                                                                 --------------
   Net assets, March 31, 2003.................................................................................   $  54,809,629
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($54,809,629 / 15,751,314 shares of common stock issued and outstanding)............            $3.48
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                   Year Ended
                                                   March 31,
Net Investment Income                                 2003
Income
   Interest....................................   $  7,766,830
                                                  ------------
Expenses
   Investment advisory fee.....................        267,770
   Administration fee..........................        107,108
   Legal fees and expenses.....................        118,000
   Custodian's fees and expenses...............        116,000
   Reports to shareholders.....................         50,000
   Listing fee.................................         44,000
   Directors' fees and expenses................         33,000
   Transfer agent's fees and expenses..........         32,000
   Audit fee...................................         30,000
   Insurance expense...........................         15,000
   Miscellaneous...............................          5,263
                                                  ------------
      Total operating expenses.................        818,141
   Loan interest expense (Note 5)..............        637,128
                                                  ------------
      Total expenses...........................      1,455,269
                                                  ------------
Net investment income..........................      6,311,561
                                                  ------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign Currencies
Net realized loss on:
   Investment transactions.....................    (11,739,855)
   Foreign currency transactions...............         (1,308)
                                                  ------------
                                                   (11,741,163)
                                                  ------------
Net change in unrealized depreciation on:
   Investments.................................      4,974,722
   Foreign currencies..........................            159
                                                  ------------
                                                     4,974,881
                                                  ------------
Net loss on investments and foreign
   currencies..................................     (6,766,282)
                                                  ------------
Net Decrease in Net Assets
Resulting from Operations......................   $   (454,721)
                                                  ------------
                                                  ------------

THE HIGH YIELDPLUS FUND, INC.
Statement ofCash Flows
------------------------------------------------------------

                                                   Year Ended
Increase (Decrease) in Cash                        March 31,
(Including Foreign Currency)                          2003
Cash flows from operating activities:
   Interest and dividends received..............  $  7,611,190
   Operating expenses paid......................      (911,653)
   Loan interest and commitment fee paid........      (569,821)
   Purchases of long-term portfolio
      investments...............................   (65,285,580)
   Proceeds from disposition of short-term
      portfolio investments.....................     1,555,000
   Proceeds from disposition of long-term
      portfolio investments.....................    64,831,612
   Increase in other assets.....................        (2,001)
                                                  ------------
   Net cash used in operating activities........     7,228,747
                                                  ------------
Cash flows from financing activities
   Net decrease in loan payable.................    (1,000,000)
   Cash dividends paid (excluding reinvestment
      of dividends of $364,950).................    (6,228,085)
                                                  ------------
   Net cash provided by financing activities....    (7,228,085)
                                                  ------------
   Net increase in cash.........................           662
   Cash at beginning of year....................           137
                                                  ------------
   Cash at end of year..........................  $        799
                                                  ------------
                                                  ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash (Including Foreign Currency)
Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $   (454,721)
                                                  ------------
Decrease in investments.........................     1,798,813
Net realized gain (loss) on investment and
   foreign currency transactions................    11,741,163
Net increase in unrealized appreciation on
   investments and foreign currencies...........    (4,974,881)
Decrease in receivable for investments sold.....        88,585
Decrease in interest receivable.................       299,871
Increase in other assets........................        (2,001)
Decrease in payable for investments purchased...    (1,241,877)
Decrease in accrued expenses and other
   liabilities..................................       (26,205)
                                                  ------------
   Total adjustments............................     7,683,468
                                                  ------------
   Net cash flows provided from operating
      activities................................  $  7,228,747
                                                  ------------
                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                       Year Ended March 31,
Increase (Decrease)               ------------------------------
in Net Assets                         2003              2002
                                  ------------      ------------
Operations
   Net investment income.......   $  6,311,561      $  9,582,239
   Net realized loss on
      investment and foreign
      currency transactions....    (11,741,163)      (29,515,535)
   Net change in unrealized
      depreciation on
      investments and foreign
      currencies...............      4,974,881        13,844,030
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............       (454,721)       (6,089,266)
   Dividends from net
      investment income (Note
      1).......................     (6,439,615)      (11,197,187)
   Value of Fund shares issued
      to shareholders in
      reinvestment of dividends
      (Note 6).................        364,950         1,032,315
                                  ------------      ------------
Total decrease.................     (6,529,386)      (16,254,138)
Net Assets
Beginning of year..............     61,339,015        77,593,153
                                  ------------      ------------
End of year....................   $ 54,809,629      $ 61,339,015
                                  ------------      ------------
                                  ------------      ------------

THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------

The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the advisor.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' or 'Payable to Custodian' in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally acccepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

------------------------------------------------------------
Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the 'Investment Adviser') and Prudential Investments LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended March 31, 2003, aggregated $64,043,703 and $64,743,027, respectively.

------------------------------------------------------------
Note 4. Tax Information

In order to present undistributed (overdistribution of) net investment income
(loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, overdistribution of net investment income and accumulated net realized gain (loss) on investments. For the year ended March 31, 2003, the adjustments were to decrease overdistribution of net investment income by $316,408, decrease accumulated net realized loss on investments and foreign currency transactions by $1,038,953 and decrease paid-in capital by $1,355,361 due primarily to the federal income tax treatment of defaulted securities, the expiration of capital loss carryforward and certain other differences between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended March 31, 2003 and March 31, 2002, the tax character of total dividends paid of $6,439,615 and $11,197,187, respectively were from ordinary income.

As of March 31, 2003, the Fund did not have any tax basis accumulated undistributed net investment income or accumulated net realized gains. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the tax treatment of certain securities in default and other cumulative timing differences. In addition, the capital loss carryforward as of March 31, 2003 was approximately $69,744,000, of which $1,806,000 expires in 2004, $500,000 expires in 2007, $8,206,000 expires in 2008, $8,395,000 expires in 2009, $24,697,000 expires in 2010 and $26,140,000 expires in 2011.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryfoward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $751,000 as having occurred in the following fiscal year and differences in the treatment of discount and premium amortization for book and tax purposes.

The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of March 31, 2003 was as follows:

 Tax Basis of                                          Net Unrealized
  Investments       Appreciation     Depreciation       Depreciation
---------------     ------------     -------------     --------------
  $79,361,756        $3,483,333       $ 8,443,370        $4,960,037

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

------------------------------------------------------------
Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the year ended March 31, 2003 was $21,841,096 at a weighted average interest rate of 3.02%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2003 was $25,000,000. The current borrowings of $21,000,000 (at a weighted average interest rate of 2.16%) will mature on April 1, 2003.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

Effective April 1, 2003, under the renewed credit agreement with an unaffiliated lender, the maximum commitment is $35,000,000. Under the previous credit agreement, the maximum commitment was $50,000,000. All other terms and conditions remain unchanged. The renewed credit agreement expires on March 30, 2004.

------------------------------------------------------------
Note 6. Capital
There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2003 and March 31, 2002, the Fund issued 99,359 and 203,297 shares in connection with reinvestment of dividends, respectively.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Note 7. Dividends

On March 4, 2003, the Board of Directors of the Fund declared dividends of $0.0325 per share payable on April 10, May 9 and June 10 to shareholders of record on March 31, April 30 and May 30, respectively.

On May 28, 2003, the Board of Directors of the Fund declared dividends of
$0.035 per share payable on July 10, August 11 and September 10 to shareholders of record on June 30, July 31 and August 29, respectively.
--------------------------------------------------------------------------------
                                       16

Financial Highlights                              THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Year Ended March 31,
                                                              -------------------------------------------------------------
                                                                2003          2002         2001         2000         1999
                                                              ---------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................     $  3.92      $   5.02     $   6.42     $   7.36     $   9.21
                                                              ---------     --------     --------     --------     --------
Income from investment operations
Net investment income.....................................         .42           .62          .81          .89          .88
Net realized and unrealized loss on investments...........        (.45)        (1.00)       (1.34)        (.94)       (1.59)
                                                              ---------     --------     --------     --------     --------
   Total from investment operations.......................        (.03)         (.38)        (.53)        (.05)        (.71)
                                                              ---------     --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income......................        (.41)         (.72)        (.86)        (.89)        (.88)
Distributions in excess of net investment income..........          --            --         (.01)          --           --
                                                              ---------     --------     --------     --------     --------
   Total dividends........................................        (.41)         (.72)        (.87)        (.89)        (.88)
                                                              ---------     --------     --------     --------     --------
Capital charge in respect to issuance of shares...........          --            --           --           --         (.26)
                                                              ---------     --------     --------     --------     --------
Net asset value, end of year(a)...........................     $  3.48      $   3.92     $   5.02     $   6.42     $   7.36
                                                              ---------     --------     --------     --------     --------
                                                              ---------     --------     --------     --------     --------
Market price per share, end of year(a)....................     $  3.63      $   4.38     $   6.20     $ 6.1875     $ 7.1875
                                                              ---------     --------     --------     --------     --------
                                                              ---------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):...............................       (6.41)%      (19.20)%      15.49%       (2.96)%     (12.36)%
                                                              ---------     --------     --------     --------     --------
                                                              ---------     --------     --------     --------     --------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted).....................     $54,810      $ 61,339     $ 77,593     $ 98,212     $111,993
Average net assets (000 omitted)..........................     $53,407      $ 67,722     $ 88,620     $107,803     $ 94,437
Ratio to average net assets:
   Expenses, before loan interest and commitment fees.....        1.53%         1.33%        1.26%        1.08%        1.11%
   Total expenses.........................................        2.72%         3.19%        3.92%        3.47%        3.14%
   Net investment income..................................       11.82%        14.15%       14.00%       12.60%       11.60%
Portfolio turnover rate...................................          87%           76%          68%          83%          94%
Total debt outstanding at end of year (000 omitted).......     $21,000      $ 22,000     $ 28,000     $ 42,000     $ 35,000
Asset coverage per $1,000 of debt outstanding.............     $ 3,610      $  3,788     $  3,771     $  3,338     $  4,204

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Report of Independent Accountants                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The High Yield Plus Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc. (the 'Fund') at March 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 28, 2003

--------------------------------------------------------------------------------
                                       18

Tax Information (Unaudited)                       THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2003) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2003, the Fund paid dividends of $0.41 per share, which are taxable as ordinary income.

In January 2004, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2003 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 430011, Providence, RI 02940-3011.

--------------------------------------------------------------------------------
                                       19

Management of the Fund (Unaudited)                THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Information pertaining to the Directors of the Fund is set forth below.

      Directors
      ----------

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Eugene C. Dorsey (76)                    Director        Since 1996
                        2010 Harbourside Drive, Pound2003                        (Class I)
                        Longboat Key, FL 34228

                        Robert E. La Blanc (69)                  Director        Since 1999
                        323 Highland Avenue                                      (Class II)
                        Ridgewood, NJ 07450

                        Douglas H. McCorkindale (63)             Director        Since 1996
                        7950 Jones Branch Drive                                  (Class II)
                        McLean, VA 22107
                                                                       Principal Occupations
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        -----------------------------------------------------------------------------------
                        Eugene C. Dorsey (76)                 Retired. Director of First Financial
                        2010 Harbourside Drive, Pound2003     Fund, Inc.; formerly President, Chief
                        Longboat Key, FL 34228                Executive Officer and Trustee, Gannett
                                                              Foundation (now Freedom Forum)
                                                              (1981-1989); former publisher of four
                                                              Gannett newspapers and Vice President of
                                                              Gannett Co., Inc. (publishing)
                                                              (1978-1981); past Chairman, Independent
                                                              Sector, Washington, D.C. (national
                                                              coalition of philanthropic
                                                              organizations) (1989-1992); and former
                                                              Chairman of the American Council for the
                                                              Arts; and former Director, Advisory
                                                              Board of Chase Manhattan Bank of
                                                              Rochester.

                        Robert E. La Blanc (69)               President of Robert E. La Blanc
                        323 Highland Avenue                   Associates, Inc. (information
                        Ridgewood, NJ 07450                   technologies consulting) (since 1981);
                                                              Director or Trustee of 77 portfolios
                                                              within the Prudential Fund Complex;
                                                              Director of First Financial Fund, Inc.;
                                                              formerly Vice-Chairman of Continental
                                                              Telecom, Inc. (1979-1981); formerly
                                                              General Partner at Salomon Brothers
                                                              (1969-1979); Director of Salient 3
                                                              Communications, Inc.
                                                              (telecommunications). Storage Technology
                                                              Corp. (computer equipment), Titan Corp.
                                                              (electronics), and Chartered
                                                              Semiconductor Manufacturing, Ltd.
                                                              (semiconductors); and Trustee of
                                                              Manhattan College.

                        Douglas H. McCorkindale (63)          Chairman, President and CEO of Gannett
                        7950 Jones Branch Drive               Co., Inc. (publishing and media) (since
                        McLean, VA 22107                      February 2001); Director or Trustee of
                                                              77 portfolios within the Prudential Fund
                                                              Complex; previously President and CEO of
                                                              Gannett Co., Inc. (June 2000-January
                                                              2001) and Vice Chairman of Gannett Co.,
                                                              Inc. (1984-1997); Director of Lockheed
                                                              Martin Corp. (aerospace), Continental
                                                              Airlines, Inc., and Mutual Insurance
                                                              Company, Ltd.

--------------------------------------------------------------------------------
                                       20

Management of the Fund (Unaudited)                THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Thomas T. Mooney (61)***               Director and      Since 1988
                        930 East Avenue                         President      (as Director)
                        Rochester, NY 14607                                     (Class III)

                        Clay T. Whitehead (64)                   Director        Since 2000
                        P.O. Box 8090                                           (Class III)
                        McLean, VA 22106
                                                                       Principal Occupations
                                                                        During Past 5 Years
                                                                             and Other
                        Name, Address and Age                           Directorships Held**
                        -------------------------------------------------------------------------------
                        Thomas T. Mooney (61)***              President of the Greater Rochester Metro
                        930 East Avenue                       Chamber of Commerce (since 1976);
                        Rochester, NY 14607                   Director or Trustee 97 portfolios within
                                                              the Prudential Fund Complex; President,
                                                              Director and Treasurer of First
                                                              Financial Fund, Inc.; former Rochester
                                                              City Manager (during 1973); Trustee of
                                                              Center for Governmental Research, Inc.
                                                              (volunteer consulting); and Director of
                                                              Blue Cross of Rochester, Executive
                                                              Service Corps of Rochester, Monroe
                                                              County Water Authority and Rural/Metro
                                                              Medical Services, Inc. (ambulance
                                                              service).

                        Clay T. Whitehead (64)                President of Clay Whitehead Associates
                        P.O. Box 8090                         (telecommunications) (since 1987) and
                        McLean, VA 22106                      National Exchange Inc. (new business
                                                              development firm) (since May 1983);
                                                              Director or Trustee of 94 portfolios
                                                              within the Prudential Fund Complex;
                                                              Director of First Financial Fund, Inc.,
                                                              GTC Telecom, Inc. (telecommunications),
                                                              and Crosswalk.com (website).

Information pertaining to the officers of the Fund, other than Mr. Mooney (who is listed above), is set forth below.

      Officers
      --------

                                                                               Term of Office
                                                                 Position        and Length
                        Name, Address and Age                   With Fund     of Time Served*
                        ----------------------------------------------------------------------
                        Arthur J. Brown (54)                    Secretary        Since 1986
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036

                        R. Charles Miller (45)                  Assistant        Since 1999
                        1800 Massachusetts Avenue, NW           Secretary
                        Washington, D.C. 20036

                        Grace C. Torres (43)                  Treasurer and      Since 2000
                                                                Principal
                                                              Financial and
                                                                Accounting
                                                                 Officer

                                                                       Principal Occupations
                        Name, Address and Age                           During Past 5 Years
                        ------------------------------------------------------------------------------------
                        Arthur J. Brown (54)                  Partner, Kirkpatrick & Lockhart LLP (law
                        1800 Massachusetts Avenue, NW         firm and counsel to the Fund)
                        Washington, D.C. 20036

                        R. Charles Miller (45)                Partner, Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, NW
                        Washington, D.C. 20036

                        Grace C. Torres (43)                  Senior Vice President (since January
                                                              2000) of PI; formerly First Vice
                                                              President (December 1996-January 2000)
                                                              of PI and First Vice President (March
                                                              1993-1999) of Prudential Securities.

------------------

   * The Board of Directors is divided into three classes, each of which has three year terms. Class III term expires this year.
     Officers are generally elected by the Board to one year terms.
  ** This column includes only directorships of companies required to report to the Securities and Exchange Commission under the
     Securities Exchange Act of 1934 (that is, 'public companies') or other investment companies registered under the Investment
     Company Act of 1940 ('1940 Act'). Each Director of the Fund, except Mr. McCorkindale, oversees three other portfolios within the Fund's 'Fund Complex'. The Fund's Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
 *** Indicates an 'interested person' of the Fund, as defined in the 1940 Act. Mr. Mooney is deemed to be an 'interested person'
     solely by reason of his service as an officer of the Fund.

--------------------------------------------------------------------------------
                                       21